 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 17, 2019

Fusion Connect, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32421	58-2342021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

420 Lexington Avenue, Suite 1718, New York, NY 10170
(Address of Principal Executive Offices, including Zip Code)

(212) 201-2400
(Registrant’s Telephone Number, Including Area Code)

 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Title of each classTrading Symbol(s)Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 17, 2019, Fusion Connect, Inc. (the “Company”) entered into a fourth amendment (the “Fourth Amendment”) to that certain Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement, dated as of June 7, 2019, as amended by that certain Amendment No.1, dated as of June 17, 2019, that certain Amendment No. 2, dated as of June 24, 2019, that certain Amendment No. 3, dated as of June 28, 2019, and as further amended, restated, supplemented, amended and restated or otherwise modified from time to time (the “DIP Credit Agreement”), by and among the Company, certain subsidiaries of the Company, the lenders from time to time party thereto (the “Lenders”) and Wilmington Trust, National Association, as administrative agent and collateral agent. Capitalized terms used but not defined herein are defined in the DIP Credit Agreement.

The Fourth Amendment amends the DIP Credit Agreement to (i) require that the Company deliver certain additional financial disclosures and reports to the Lenders, and (ii) provide that the Company’s failure to comply with certain financial covenants under the DIP Credit Agreement relating to limitations on the Company’s variance from the approved budget established under the DIP Credit Agreement would not constitute a “Default” or “Event of Default” to the extent such failure does not continue for more than three consecutive test periods. In addition, pursuant to the Fourth Amendment, the Lenders approved an updated DIP Budget in accordance with the terms of the DIP Credit Agreement, with retroactive effect as if such approval had occurred prior to, and such updated DIP Budget shall be used for the test period ended, July 7, 2019.

The foregoing description of the Fourth Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Fourth Amendment, a copy of which is filed as Exhibit 10.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index.

EXHIBIT INDEX
Exhibit Number	Description
10.1
Amendment No. 4 to Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement, dated July 17, 2019, by and among Fusion Connect, Inc., as borrower, certain subsidiaries of Fusion Connect, Inc., as guarantors, the lenders from time to time party thereto and Wilmington Trust, National Association, as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Connect, Inc.

Date: July 18, 2019	By:	/s/ James P. Prenetta, Jr.
Name: James P. Prenetta, Jr.
Title: Executive Vice President and General Counsel